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                                                                   Exhibit 10.36




                                JOINDER AGREEMENT
                                 TO SPECTRASITE
                     RESTATED REGISTRATION RIGHTS AGREEMENT


                                                                January 5, 2000


To the several persons listed as Apex Stockholders on the Signature pages hereto:

Ladies and Gentlemen:

                  Reference is made to that certain Second Amended and Restated Registration Rights Agreement dated April 20, 1999 among SpectraSite Holdings, Inc. (the "Company"), the WCAS Purchasers, the Whitney Purchasers, the CIBC Purchasers and the Additional Purchasers, including TPC, each as defined therein (such agreement being referred to herein as the "Existing Registration Rights Agreement" and the Purchasers thereunder being referred to as the "Existing Holders"). Reference is also made to that certain Merger Agreement and Plan of Reorganization, dated as of November 24, 1999, as amended (the "Merger Agreement"), among the Company, Apex Site Management Holdings, Inc. ("Apex"), and Apex Merger Sub, Inc., pursuant to which the stockholders of Apex listed on the signature pages hereto (the "Apex Stockholders") will be entitled to become stockholders of the Company. The Company and each of the Apex Stockholders who executes and delivers this Joinder Agreement agree as follows:

                  1. By executing this Joinder Agreement, subject to the terms and conditions set forth herein, (a) you will become a party to the Existing Registration Rights Agreement as a holder of "Apex Restricted Stock" (as defined below), (b) the Common Stock received by you pursuant to the Merger Agreement, including the Buyer Shares, Holdback Shares, and Additional Buyer Shares (each as defined in the Merger Agreement) received by you thereunder (the "Apex Restricted Stock") shall be treated as "Restricted Stock" as that term is used in the Existing Registration Rights Agreement for all purposes thereof, and (c) you will be entitled to all of the benefits of and subject to all of the obligations of a holder of "Restricted Stock" under the Existing Registration Rights Agreement as if you had been an original party thereto.

                  2. Notwithstanding anything to the contrary in Paragraph 1 above, the Company and each of the Apex Stockholders acknowledge and agree that neither the Apex Stockholders nor the Apex Restricted Stock are subject to, limited by, or entitled to the benefits under, the Stockholders' Agreement referred to in the Existing Registration Rights Agreement (the "Stockholders' Agreement"). Without limiting the generality of the preceding sentence, the Company acknowledges and agrees that the registration of shares of Apex Restricted Stock pursuant to Section 4, 5 or 6 of the Existing Registration Rights Agreement is not subject to the transfer restrictions and other provisions of Section 2 of the Stockholders' Agreement.




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                  3. For  purposes  of  Section 4 of the  Existing  Registration
Rights Agreement, it is understood that in measuring the 25% threshold, all shares of Restricted Stock currently outstanding and subject to the Existing Registration Rights Agreement (including the Preferred Stock as provided therein) and all shares of Apex Restricted Stock shall be taken into account.

                  4. For  purposes  of  Section 5 of the  Existing  Registration
Rights Agreement, the following Apex Stockholders shall be treated as "Institutional Investors": Waller-Sutton Media Partners, L.P., Mellon Ventures, Inc., and Spectrum Equity Investors, L.P.

                  5. The Company represents and warrants to the undersigned as follows:

                           (a)      The Company has full corporate  power and
authority to execute and deliver this Joinder Agreement and to perform its obligations hereunder. This Joinder Agreement constitutes the valid and legally binding obligation of the Company, enforceable in accordance with its terms and conditions, subject to bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect affecting creditors' rights generally. The Company does not need to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any other party in order to consummate the transactions contemplated by this Joinder Agreement other than such notices, filings, authorizations, consents and approvals as have been obtained.

                           (b)      Neither the  execution  and the  delivery of
this  Joinder  Agreement,  nor the consummation  of  the  transactions
contemplated   hereby,   (i)  violate  any injunction, judgment, order, decree,
ruling, charge, or other restriction of any governmental authority to which the Company is subject or any provision of its charter or bylaws or (ii) other than such notices, filings, authorizations, consents and approvals as have been obtained and after giving effect to them, violate, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which the Company is a party or by which it is bound or to which any of its assets is subject.

                  6. Consistent with the Lock-Up Agreement that you will be required to execute in connection with the Company's "initial public offering" (which Lock-Up Agreement will contain terms no less favorable to you than the terms of the lock-up agreements signed by the other holders of the Company's common stock in connection with the Company's "initial public offering"), your incidental registration rights under Section 6 of the Existing Registration Rights Agreement may not be exercised in connection with the Company's "initial public offering" or at any time during the lock-up period.

                  7. Notices, requests, consents and other communications mailed pursuant to Section 13(c) of the Existing Registration Rights Agreement, if mailed to the Apex Stockholders, shall be mailed to them at

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                                 Apex Site Management Holdings, Inc.
                                 555 North Lane
                                 Suite 6030
                                 Conshohocken, Pennsylvania 19428
                                 Attention: Alexander L. Gellman and
                                 Bruce M. Hernandes, Shareholder Representatives

                           with a copy to:

                                 Kleinbard Bell & Brecker LLP
                                 1900 Market Street
                                 Suite 700
                                 Philadelphia, Pennsylvania 19103
                                 Attention: Howard J. Davis, Esq.

                  8. This Joinder Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of law of such state.

                  9. This Joinder Agreement, together with the Existing Registration Rights Agreement as modified hereby, constitutes the entire agreement of the parties with respect to the subject matter hereof. Hereafter, the Joinder Agreement shall be deemed part of and incorporated into the Existing Registration Rights Agreement, and the Existing Registration Rights Agreement (including this Joinder Agreement) may be modified or amended only in accordance with Section 13(e) of the Existing Registration Rights Agreement, taking into account the Apex Restricted Stock then outstanding in measuring the 60% threshold provided therein, except that any modification or amendment that adversely affects the rights or privileges of the Apex Stockholders and does not affect the other holders of Restricted Stock and Management Stock in a substantially similar manner shall require the consent of either the Stockholder Representatives on behalf of the Apex Stockholders (if then authorized to act on behalf of the Apex Stockholders) or not less than 50% of the voting power of the Apex Restricted Stock then outstanding.

                  10. This Joinder Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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                  Please  indicate  your  acceptance of the foregoing by signing and returning the enclosed counterpart of this letter, whereupon this letter (herein sometimes called the "Joinder Agreement") shall be a binding agreement between the Company and you.

                                                     Very truly yours,

                                                     SPECTRASITE HOLDINGS, INC.



                                                     By:/s/Stephen H. Clark
                                                        ------------------------
                                                           Stephen H. Clark
                                                           President




                          [COUNTERSIGNATURES NEXT PAGE]
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                 [SIGNATURE PAGE TO APEX REGISTRATION RIGHTS JOINDER AGREEMENT]


AGREED TO AND ACCEPTED
as of January 4, 2000


-----------------------------
William H. Ingram, JTWROS


-----------------------------
Cathy M. Brienza, JTWROS

/s/Noel P. Rahn, Sr.
-----------------------------
Noel P. Rahn, Sr.

/s/Mark C. Rahn
-----------------------------
Mark C. Rahn

/s/Angeline P. Lawton
-----------------------------
Angelina P. Lawton

/s/Noel P. Rahn, Jr.
-----------------------------
Noel P. Rahn, Jr.

/s/Adriana I. Rahn
-----------------------------
Adriana I. Rahn

/s/James L. Paterno
-----------------------------
James L. Paterno

/s/Joseph Straus, Sr.
-----------------------------
Joseph Straus, Sr.

/s/Gerald Broker
-----------------------------
Gerald Broker

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/s/Alan Feldman
-----------------------------
Alan Feldman


MELLON VENTURES, INC.


By:      /s/Charles J. Billerbeck
         -------------------------
         Name:  Charles J. Billerbeck
         Title: Managing Director


G3 VENTURES, INC.


By:      /s/Alexander L. Gellman
         -------------------------
         Name:  Alexander L. Gellman
         Title: President


WALLER-SUTTON MEDIA PARTNERS, L.P.


By:      /s/Walter-Sutton Media, LLC
         ---------------------------
         Its General Partner

By:      /s/Bruce M. Hernandez
         -----------------------------
         Name:  Bruce M. Hernandez
         Title: Chief Executive Officer


SPECTRUM EQUITY INVESTORS, L.P.
By:      Spectrum Equity Associates, L.P.,
         Its General Partner


         By:      Brion B. Applegate
                  -------------------------
                  Brion B. Applegate
                  Its General Partner

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APEX SGP, Inc.


By:      /s/Edward A. Glickman
         -------------------------
         Name:  Edward A. Glickman
         Title: President

/s/R. David Spreng
-----------------------------
R. David Spreng


-----------------------------
Rajendra Singh, JTWROS


-----------------------------
Neera Singh, JTWROS


S.R.Y. CAPITAL CORPORATION


By:      /s/Steven R. Yunis
         -------------------------
         Name:  Steven R. Yunis
         Title: President

/s/Susan Valentine
-----------------------------
Susan Valentine

/s/David Bryant
-----------------------------
David Bryant

/s/Judith R. Garfinkel
-----------------------------
Judith R. Garfinkel


                                       7
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/s/Eric M. Mallory
-----------------------------
Eric M. Mallory


/s/Douglas S. Grayson
-----------------------------
Douglas S. Grayson

/s/Edward A. Glickman
-----------------------------
Edward A. Glickman

/s/Pat Berns
-----------------------------
Pat Berns

/s/Lewis Stone
-----------------------------
Lewis Stone

/s/Joseph F. Coradino
-----------------------------
Joseph F. Coradino

/s/Leonard B. Shore
-----------------------------
Leonard B. Shore


BEACH REALTY ASSOCIATES

By:      /s/Marc L. Felgoise
         --------------------------------
         Name: Marc L. Felgoise
         Title: Authorized Representative


          /s/George  Rubin
         --------------------------------
          George Rubin


          /s/Ronald  Rubin
         --------------------------------
          Ronald Rubin






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